UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Soliciting Material Under Rule 14a-12

RESPONSE GENETICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Response Genetics, Inc.
1640 Marengo St., 6th Floor
Los Angeles, California 90033
(323) 224-3900

October 8, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) of Response Genetics, Inc. (“RGI,” the “Company,” “we,” “our” or “us”) to be held on Wednesday, November 20, 2013, at 10:00 a.m., Eastern Standard Time, at The Carlton Hotel, 88 Madison Avenue, New York, NY 10016.

Details regarding the 2013 Annual Meeting and the business to be conducted are described in the accompanying notice and proxy statement.

Consistent with Securities and Exchange Commission rules, we are furnishing proxy materials to our stockholders principally by notifying you of the availability and location at which you can access our proxy materials on the Internet. We believe this process, which utilizes the e-proxy process known as “notice and access,” expedites stockholders’ receipt of proxy materials and lowers our printing and mailing costs.

On or about October 10, 2013, we will mail a Notice of Internet Availability to certain of our stockholders containing instructions on how to access our proxy material online and on how to vote.

We hope you plan to attend the 2013 Annual Meeting. Whether you plan to attend or not, it is important that your shares are represented at the 2013 Annual Meeting. We urge you to vote using one of the methods described in the Notice of Internet Availability of Proxy Materials, or if you receive paper copies of the proxy statement, you can also vote by mail, telephone or Internet by following the instructions on the proxy card or voting instruction card. We encourage you to vote by proxy so that your shares will be represented and voted at the 2013 Annual Meeting, whether or not you can attend. Thank you for your continued support.

Sincerely,

Kevin R. Harris

Vice President and Chief Financial Officer

YOUR VOTE IS IMPORTANT

PLEASE TAKE TIME TO VOTE AS SOON AS POSSIBLE

Response Genetics, Inc.
1640 Marengo St., 6th Floor
Los Angeles, California 90033
(323) 224-3900

October 8, 2013

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 20, 2013

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) of Response Genetics, Inc. (“RGI,” the “Company,” “we,” “our” or “us”) will be held on Wednesday, November 20, 2013, at 10:00 a.m., Eastern Standard Time, at The Carlton Hotel, 88 Madison Avenue, New York, New York 10016, for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	to elect seven (7) directors, each to serve until the 2014 annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

2.	to consider and vote on a proposal to ratify the appointment of BDO USA, LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2013;

3.	to consider and vote on a proposal on the compensation paid to our named executive officers;

4.	to consider and vote on a proposal regarding the frequency of future advisory votes on the compensation paid to our named executive officers; and

5.	to consider any other business that is properly presented at the 2013 Annual Meeting or any adjournments or postponements thereof.

WHO MAY VOTE: You may vote if you were the record owner of RGI stock at the close of business on October 4, 2013. A list of stockholders of record will be available at the 2013 Annual Meeting and, during the 10 days prior to the 2013 Annual Meeting, at our offices located at 1640 Marengo Street, 6th Floor, Los Angeles, California 90033.

All stockholders are cordially invited to attend the 2013 Annual Meeting and we hope that you will be able to attend. However, in order to ensure that a quorum is present at the 2013 Annual Meeting, please take the time to vote now, whether or not you plan to attend the 2013 Annual Meeting. You may vote using one of the methods described in the Notice of Internet Availability of Proxy Materials, or if you receive paper copies of the proxy statement, you can also vote by mail, telephone or Internet by following the instructions on the proxy card or voting instruction card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 20, 2013

Our proxy statement and our 2012 Annual Report on Form 10-K and Form 10-K/A will be made available on the Internet at http://www.responsegenetics.com.

By Order of the Board of Directors,

Thomas A. Bologna

Chairman of the Board of Directors and Chief Executive Officer

Los Angeles, California

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TABLE OF CONTENTS

PAGE

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 20, 2013	i

GENERAL INFORMATION ABOUT THE 2013 ANNUAL MEETING	1

STOCK OWNERSHIP INFORMATION	6

PROPOSAL 1: TO ELECT SEVEN (7) DIRECTORS OF THE COMPANY	8

GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS	12

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION	19

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT PUBLIC ACCOUNTING FIRM	24

PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS	26

PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.	27

RELATED PARTY TRANSACTIONS	28

OTHER MATTERS	29

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RESPONSE GENETICS, INC.

PROXY STATEMENT
For the 2013 Annual Meeting of Stockholders
To Be Held On November 20, 2013

Response Genetics, Inc. (“we,” “our,” “us,” “RGI,” or the “Company”) is providing these proxy materials in connection with the 2013 Annual Meeting of Stockholders of the Company (the “2013 Annual Meeting”). This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the 2013 Annual Meeting.

GENERAL INFORMATION ABOUT THE 2013 ANNUAL MEETING

When and where is the 2013 Annual Meeting?

The 2013 Annual Meeting is being held at The Carlton Hotel located at 88 Madison Avenue, New York, New York 10016, at 10:00 a.m. Eastern Standard Time on November 20, 2013. When you arrive at The Carlton Hotel, signs will direct you to the appropriate meeting rooms. You need not attend the 2013 Annual Meeting in order to vote.

Why am I receiving these proxy materials?

You are receiving these proxy materials because the board of directors (the “Board”) of the Company is soliciting your proxy to cast your vote at the 2013 Annual Meeting and any adjournment or postponement of the meeting.

This proxy statement and accompanying Notice of Annual Meeting of Stockholders summarize the purposes of the 2013 Annual Meeting and the information you need to know to vote at the 2013 Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing you with Internet access to our proxy materials and our 2012 Annual Report on Form 10-K and 10-K/A, which includes our financial statements for the fiscal year ended December 31, 2012 (the “Annual Report”). Accordingly, on or about October 10, 2013, we will send certain of our stockholders a Notice of Internet Availability of Proxy Materials. All stockholders receiving the notice have the ability to access the proxy materials over the Internet and to request a paper copy of these materials. Instructions on how to access the proxy materials or submit your proxy over the Internet or to request a paper copy of the proxy materials may be found in the notice. In addition, the notice contains instructions on how stockholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis. Stockholders receiving the notice will not receive a printed copy of the proxy materials unless they request one.

Copies of this proxy statement, a proxy card and our Annual Report will be furnished without charge to any stockholder upon written or oral request to: Broadridge, toll free at 1-800-579-1639 or by email at sendmaterial@proxyvote.com, or via the Internet at www.proxyvote.com. This proxy statement and our Annual Report are also available in the Investors section of our website at www.responsegenetics.com as well as the SEC’s website at www.sec.gov.

What is the purpose of the 2013 Annual Meeting?

At the 2013 Annual Meeting, stockholders will vote on the matters described in the accompanying Notice of Annual Meeting and this proxy statement. The matters expected to be voted on at the 2013 Annual Meeting are:

(1)	Proposal 1. To elect seven (7) directors, each to serve until the 2014 annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

(2)	Proposal 2. To ratify the appointment of BDO USA, LLP as our independent public accountants for the fiscal year ending December 31, 2013;

(3)	Proposal 3. An advisory vote to approve the compensation paid to our named executive officers; and

(4)	Proposal 4. An advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote your shares as follows:

(1)	Proposal 1: “FOR” the election of each of Thomas A. Bologna, Kirk K. Calhoun, Sam Chawla, David R. Schreiber, Michael Serruya, Richard van den Broek and David Wurzer;

(2)	Proposal 2: “FOR” ratification of the appointment of BDO USA, LLP as our independent public accountants for the fiscal year ending December 31, 2013;

(3)	Proposal 3: “FOR” the proposal regarding the compensation paid to our named executive officers; and

(4)	Proposal 4: “3 YEARS” for the proposal regarding the frequency of future advisory votes on the compensation paid to our named executive officers.

Could other matters be decided at the 2013 Annual Meeting?

As of the date of this proxy statement, we know of no matters that will be presented for determination at the 2013 Annual Meeting other than those referred to in this proxy statement. If any other matters properly come before the 2013 Annual Meeting calling for a vote of stockholders, proxies in the enclosed form returned to us or voted by telephone or through the Internet will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Who can vote?

Only stockholders who owned our common stock at the close of business on October 4, 2013 are entitled to vote at the Annual Meeting. Common stock is our only class of voting stock. You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies solicited by us, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting.

How many votes do I have?

You will have one vote for every share of RGI common stock you owned at the close of business on October 4, 2013, the record date.

How many votes can be cast by all stockholders?

34,248,453, consisting of one vote for each of RGI’s shares of common stock that were outstanding on the record date. There is no cumulative voting.

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How do I vote?

Whether you plan to attend the 2013 Annual Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the 2013 Annual Meeting. You may vote:

•	By Mail: If you receive printed copies of these proxy materials, vote by marking, signing and dating the enclosed proxy card and returning it in the envelope provided;

•	By Internet: Vote via the Internet by following the voting instructions on the proxy card or the Notice of Internet Availability of Proxy Materials;

•	By Telephone: Place your vote by telephone by following the instructions on the proxy card or the Notice of Internet Availability of Proxy Materials; or

•	In Person: If you are a stockholder of record, you may vote in person by attending the 2013 Annual Meeting. If your shares are held in “street name” and you wish to vote in person at the 2013 Annual Meeting, you must obtain and produce at the 2013 Annual Meeting a valid proxy (referred to as a “legal proxy”) from the organization that holds your shares, along with valid identification. We will distribute written ballots to any eligible stockholder who wishes to vote in person at the 2013 Annual Meeting.

May I revoke my proxy?

If you give us your proxy, you may revoke it at any time before the 2013 Annual Meeting. You may revoke your proxy in any one of the following ways:

•	By signing a new proxy card and timely submitting it as instructed above;

•	If you are a stockholder of record, by timely notifying Kevin R. Harris, RGI’s Vice President and Chief Financial Officer, in writing before the 2013 Annual Meeting that you have revoked your proxy; or

•	If you are a stockholder of record, or you hold your shares in “street name” and you have a valid proxy from the organization that holds your shares, by attending the 2013 Annual Meeting in person and voting in person. Attending the 2013 Annual Meeting in person will not in and of itself revoke a previously submitted proxy.

Will my shares be voted if I do not return my proxy card?

If you hold your shares in “street name” and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In this situation, a “broker non-vote” occurs. Shares constituting broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved a matter, but they are counted as present for the purpose of determining a quorum at the 2013 Annual Meeting. Your broker or other nominee does not have discretionary authority to vote on any of the proposals except he or she will have discretionary authority to vote on the ratification of our independent public accountants. Thus, if your shares are held in “street name” and you do not provide instructions as to how your shares are to be voted in the election of directors or any of the other proposals, your broker or other nominee will not be able to vote your shares in the election of directors or any of the other proposals except for the ratification of our independent public accountants. We urge you to provide instructions to your broker or nominee so that your votes will be counted on this important matter.

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What vote is required to approve each proposal and how are votes counted?

Provided a quorum is present, the following are the voting requirements for each proposal:

Proposal 1: Elect Directors	The seven nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. Abstentions are not counted for purposes of electing directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors.
Proposal 2: Ratify the Appointment of our Independent Public Accountants	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of independent public accountants. Abstentions will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent accountants. However, if our stockholders do not ratify the selection of BDO USA, LLP as our independent accountants for 2013, the Audit Committee of our Board will reconsider its selection.
Proposal 3: Advisory Vote to approve the Compensation Paid to our Named Executive Officers	The compensation paid to our named executive officers will be considered approved if a majority of the votes cast by stockholders in person or via proxy with respect to this matter are cast in favor of the proposal.
Proposal 4: Advisory Vote on Frequency of Future Advisory Votes on the Compensation Paid to our Named Executive Officers	If the majority of the votes cast by stockholders in person or via proxy with respect to this matter are cast in favor of a particular frequency alternative (whether every year, every two (2) years or every three (3) years) such frequency will be considered to be the recommendation of the stockholders on the advisory vote regarding the frequency of future advisory votes on the compensation paid to our named executive officers.

Am I entitled to appraisal rights?

The Board has not proposed for consideration at the 2013 Annual Meeting any transaction for which the laws of Delaware entitle stockholders to appraisal rights.

What constitutes a quorum for the meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the 2013 Annual Meeting. Votes of stockholders of record who are present at the 2013 Annual Meeting (either in person or by proxy), abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of annual disclosure documents

In December 2000, the SEC adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker, if you do not participate in electronic delivery of proxy materials, to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

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If you elected to receive a printed copy of the proxy materials and your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact Broadridge, by calling its toll free number: 1-800-579-1639 or by email at sendmaterial@proxyvote.com. If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, please follow the instructions described below. Conversely, if you share an address with another stockholder of the Company and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•	If your shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust Company, and inform them of your request by calling them at 1-800-937-5449 or writing them at 6201 15th Avenue, Brooklyn, New York 11219.

•	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

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STOCK OWNERSHIP INFORMATION

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 4, 2013, by (i) each of our named executive officers listed in the table entitled “Summary Compensation Table” under the section entitled “Executive Officers and Executive Compensation”; (ii) each of our directors and director nominees; (iii) all of our current directors and executive officers as a group; and (iv) each person, entity or group of affiliated person or entities that we believe beneficially owns more than 5% of our outstanding common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of October 4, 2013 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. As of October 4, 2013, there were 34,248,453 shares of our common stock issued and outstanding.

Unless otherwise indicated by footnote, the address for each Beneficial Owner is: c/o Response Genetics, Inc., 1640 Marengo St., 6th Floor, Los Angeles, California 90033.

Name of Beneficial Owner	Number of Shares Beneficially Owned			Percentage Shares Beneficially Owned
Directors and Executive Officers
Thomas A. Bologna	850,000	(1)		2.42%
Stephanie H. Astrow	51,166	(1)		*
Denise McNairn	1,000	(2)		*
David O’Toole	1,000	(3)		*
Kirk K. Calhoun	103,562	(1)		*
Sam Chawla	0	(1)		*
Michael A. Metzger	55,500	(1)		*
Gary D. Nusbaum	114,000	(1)		*
David R. Schreiber	0	(1)		*
Michael Serruya	81,724	(1)		*
Richard van den Broek	316,500	(1	)(4)	*
David M. Wurzer	64,500	(1)		*
All current executive officers and directors	1,636,952			4.6%
5% or More Stockholders
Bridger Management, LLC	6,000,000	(5)		17.52%
GlaxoSmithKline plc	5,000,000	(6)		14.60%
Lansdowne Partners Limited Partnership	3,805,161	(7)		11.11%
AWM Investment Company, Inc.	3,313,513	(8)		9.67%
Becker Drapkin Management, L.P.	2,716,533	(9)		7.93%
12 West Capital Management LP	2,447,617	(10)		7.15%

* Indicates ownership of less than 1%.

(1)	Includes amounts for stock options that have vested or will vest within 60 days of October 4, 2013.

(2)	Ms. McNairn served as the Company’s Vice President, Secretary and General Counsel until June 8, 2012. Beneficial ownership information is based on information contained in the last Form 4 filed on behalf of Ms. McNairn with the SEC prior to June 8, 2012, adjusted to give effect to subsequent transactions through the date hereof which the Company is aware in connection with employment-related equity awards.

(3)	Mr. O’Toole served as the Company’s Vice President and Chief Financial Officer until August 15, 2012. Beneficial ownership information is based on information contained in the last Form 4 filed on behalf of Mr O’Toole with the SEC prior to August 15, 2012, adjusted to give effect to subsequent transactions through the date hereof which the Company is aware in connection with employment-related equity awards.

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(4)	This number includes 262,000 shares of common stock held by HSMR Capital Partners QP LP. Mr. van den Broek is the Managing Member of HSMR Advisors, LLC, which is the General Partner of HSMR Capital Partners QP LP. By virtue of his position with the General Partner of HSMR Capital Partners QP LP, Mr. van den Broek has the power to vote and dispose of the reported securities owned by HSMR Capital Partners QP LP. Mr. van den Broek disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. The remaining 54,500 shares are shares of common stock issuable upon the exercise of options.

(5)	Based on a Schedule 13G/A filed by Bridger Management, LLC (“Bridger Management”) on October 3, 2012, Swiftcurrent Partners, L.P. (“Swiftcurrent Partners”) owns 2,694,000 shares of common stock and Swiftcurrent Offshore, Ltd. (“Swiftcurrent Offshore”) owns 3,306,000 shares of common stock. Swiftcurrent Partners and Swiftcurrent Offshore are referred to herein together as the “Bridger Funds”. The aggregate of 6,000,000 shares held by the Bridger Funds is referred to herein as the “Bridger Shares”. The Bridger Funds are managed by Bridger Management. By virtue of its shared investment control over the Bridger Funds, Bridger Management may be deemed to beneficially own the Bridger Shares. Bridger Management disclaims beneficial ownership of the Bridger Shares except to the extent of its pecuniary interest therein. Roberto Mignone is the managing member of Bridger Management, which has shared investment control over the Bridger Funds. For such reason, Mr. Mignone may be deemed to beneficially own the Bridger Shares. Mr. Mignone disclaims beneficial ownership over the Bridger Shares except to the extent of his pecuniary interest therein. The address of Bridger Management is 90 Park Avenue, 40th Floor, New York, NY 10016.

(6)	This number includes 5,000,000 shares of common stock held directly by Glaxo Group Limited, an indirect wholly owned subsidiary of GlaxoSmithKline plc (“GSK”) as reported on Schedule 13G filed with the SEC on September 21, 2012. The address of GSK is 980 Great West Road, Brentford, Middlesex TW8 9GS England.

(7)	According to a Schedule 13G/A filed by Lansdowne Partners Limited Partnership and Lansdowne Partners Austria GMBH on February 14, 2013, 3,805,161 shares of common stock are held in the account of Lansdowne Developed Markets Strategic Investment Master Fund Limited (the “Master Fund”) and may be deemed to be beneficially owned by Lansdowne Partners Limited Partnership and Lansdowne Partners Austria GMBH by virtue of their respective role as investment advisor to the Master Fund. Lansdowne Partners Limited Partnership and Lansdowne Partners Austria GMBH disclaim beneficial ownership of these securities except to the extent of their respective pecuniary interest therein. The principal address for Lansdowne Partners Limited Partnership is 15 Davies Street, London, United Kingdom W1K 3AG. The principal address for Lansdowne Partners Austria GMBH is Wallnerstrasse 3/21, 1010 Vienna, Austria.

(8)	Based on a Schedule 13G/A filed by Austin W. Marxe and David M. Greenhouse on February 13, 2013, Messrs. Marxe and Mr. Greenhouse share sole voting and investment power over 1,144,834 common shares owned by Special Situations Cayman Fund, L.P. (“Cayman”), 1,112,745 common shares owned by Special Situations Life Sciences Fund, L.P. (“Life Sciences”) and 1,055,934 common shares owned by Special Situations Fund III QP, LP. (“QP”). Messrs. Marxe and Greenhouse are the controlling principals of AWM Investment Company, Inc. (“AWM”), the general partner of and investment advisor to Cayman and the investment adviser to QP and Life Sciences. AWM also serves as the general partner of MGP Advisers Limited Partnership, the general partner of QP. Messrs. Marxe and Greenhouse are members of LS Advisers L.L.C., the general partner of Life Sciences. The address of AWM Investment Company, Inc. is 527 Madison Avenue, Suite 2600, New York, NY 10022.

(9)	Represents (a) 2,113,978 shares directly beneficially owned by Becker Drapkin Partners (QP), L.P. (“QP Fund”), (b) 306,372 shares directly beneficially owned by Becker Drapkin Partners, L.P. (“LP Fund”), (c) 181,679 shares directly beneficially owned by Steven R. Becker and (d) 114,504 shares directly beneficially owned by Matthew A. Drapkin, based on a Schedule 13D/A filed on July 26, 2013. Becker Drapkin Management, L.P. (“BD Management”) is the general partner of each of QP Fund and LP Fund and may be deemed to beneficially own securities owned by QP Fund and LP Fund. BC Advisors, LLC (“BC Advisors”) is the general partner of BD Management and may be deemed to beneficially own securities owned by BD Management. Messrs. Becker and Drapkin are the controlling persons of BC Advisors and may be deemed to beneficially own securities owned by BC Advisors. Each of BD Management, BC Advisors, QP Fund, LP Fund, Mr. Becker and Mr. Drapkin disclaim beneficial ownership of any of the aforementioned securities except to the extent of his or its pecuniary interest therein. The address of BD Management is 500 Crescent Court, Suite 230, Dallas, TX 75201.

(10)	This number represents 1,679,065 shares of common stock held by 12 West Capital Fund LP (“12 West Onshore Fund”) and 768,552 shares of common stock held by 12 West Capital Offshore Fund LP (“12 West Offshore Fund”), based on a Schedule 13G filed on February 14, 2013. 12 West Capital Management LP (“12 West Management”) serves as the investment manager to 12 West Onshore Fund and 12 West Offshore Fund and possesses the sole power to vote and the sole power to direct the disposition of all securities of Response Genetics, Inc. held by 12 West Onshore Fund and 12 West Offshore Fund. Joel Ramin, as the sole member of 12 West Capital Management, LLC, the general partner of 12 West Management, possesses the voting and dispositive power with respect to all securities beneficially owned by 12 West Management. The address of 12 West Management is 90 Park Avenue, 41st Floor, New York, NY 10016.

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PROPOSAL 1: TO ELECT SEVEN (7) DIRECTORS OF THE COMPANY

(Notice Item 1)

At the 2013 Annual Meeting, a board of seven (7) directors will be elected, each to hold office until the next succeeding annual meeting of stockholders, a special meeting of stockholders at which directors are to be elected, until such director’s successor shall have been duly elected and qualified or if earlier, such director’s removal or resignation from our Board. Information concerning all director nominees appears below. Directors are elected by a plurality vote of our stockholders, such that the nominees receiving the greatest number of votes, up to the number of directors to be elected, are elected to office. Any director may be removed from office at any time by our stockholders, with or without cause, by the affirmative vote of a majority of the outstanding voting power entitled to elect such director, at an annual or special meeting of the stockholders called for that purpose. All but two (2) of the Board’s nominees are incumbent directors of the Company.

Our Board recommends that you vote to elect the Company’s slate of nominees, which consists of: Thomas A. Bologna, Kirk K. Calhoun, Sam Chawla, David R. Schreiber, Michael Serruya, Richard van den Broek and David M. Wurzer. These nominees were chosen because we believe they collectively bring to the Board a wealth of experience in drug discovery and development, diagnostics development, business strategy and development and licensing, and mergers and acquisitions activity in the pharmaceutical industry. Each director nominee has consented to be named in the proxy statement and to serve as a director if elected at the 2013 Annual Meeting.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR such nominees. In the event that any of the nominees becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in his place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Board Recommendation

The Board recommends that you vote FOR each director nominee.

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Information About Our Nominees

Set forth below is certain information about our director nominees, including information about each nominee’s specific experience, qualifications, attributes or skills that led the Board, in light of our business and corporate structure, to conclude that the nominee should serve as a director of the Company. We believe each of our nominees has other attributes necessary to create an effective Board: the willingness to engage management and each other in a constructive and collaborative fashion; good judgment; the willingness to offer a diverse perspective; high personal and professional ethics, integrity and values; the ability to devote ample time to serve on our Board and its committees; and a commitment to representing the interests of all our stockholders. Collectively, we believe our nominees possess a broad set of competencies and experiences that will further the interests of the Company and its stockholders.

Name	Age	Position Held with the Company
Thomas A. Bologna	65	Chairman of the Board and Chief Executive Officer
Kirk K. Calhoun	69	Lead Director(1) (3)
Sam Chawla	38	Director Nominee
David R. Schreiber	53	Director Nominee
Michael Serruya	49	Director
Richard van den Broek	47	Director(2) (3)
David M. Wurzer	55	Director(1) (3)

(1).	Member of Audit Committee. Mr. Calhoun is chair of this committee.

(2).	Member of Nominating and Governance Committee.

(3).	Member of the Compensation Committee. Mr. Wurzer is chair of this committee.

The following is a brief summary of the background of each of our directors and director nominees. Directors are elected by the stockholders at the annual stockholders’ meeting and serve until the next annual meeting or until their successors are elected and qualified. There are no family relationships among any of our executive officers or directors.

Thomas A. Bologna was appointed Chairman of the Board of Directors and Chief Executive Officer on December 21, 2011. From April 2006 until his appointment as the Company’s Chief Executive Officer, Mr. Bologna served as President and Chief Executive Officer of Orchid Cellmark, Inc., a public corporation that provides DNA identity testing services. From 2004 to 2005, Mr. Bologna was Chief Executive Officer, President, and a director of Quorex Pharmaceuticals, Inc., a pre-clinical stage anti-infective company. From 1997 to 2003, Mr. Bologna was Chief Executive Officer, President, and a director of Ostex International, Inc., which developed, manufactured, and marketed products for the management of osteoporosis, and from 1999 to 2003 he was also chairman of the board of Ostex. From 1996 to 1997, Mr. Bologna was a principal at Healthcare Venture Associates, a consulting firm. From 1994 to 1996, Mr. Bologna was Chief Executive Officer, President, and a director of Scriptgen Pharmaceuticals, Inc., a biotechnology company with proprietary drug-screening technology that developed orally active drugs to regulate gene expression. From 1987 to 1994, Mr. Bologna was Chief Executive Officer, President, and a director of Gen-Probe Incorporated, a biotechnology company commercializing molecular diagnostics products and services, and from 1992 to 1994 he was also chairman of the board of Gen-Probe. Mr. Bologna’s prior experience also includes senior-level positions with Becton Dickinson & Company and Warner-Lambert Company. Mr. Bologna currently serves as a director of Special Diversified Opportunities Inc. (formerly known as Strategic Diagnostics Inc.) and Quotient Biodiagnostics. Mr. Bologna previously served on the Aperio Technologies board of directors until its sale in the fourth quarter of 2012 to Danaher Corporation. Mr. Bologna received an M.B.A. and a B.S. from New York University.

The Board believes that Mr. Bologna is qualified to serve as Chairman of the Board based upon his experience in the biotechnology industry, operations and with mergers and acquisitions experience, and his prior experience as the chief executive officer and chairman of the board of multiple public and private companies.

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Kirk K. Calhoun has served as a member of our Board since May 2008 and has held the position of Lead Director since December 2011. Mr. Calhoun joined Ernst & Young LLP, a public accounting firm, in 1965 and served as a partner of the firm from 1975 until his retirement in 2002. Mr. Calhoun is a Certified Public Accountant (non-practicing) with a background in auditing and accounting. He has served on the boards and audit committees of five public companies in the pharmaceutical industry up until the dates of their respective sales, including Abraxis Bioscience, Inc., Myogen, Inc., Aspreva Pharmaceuticals Company, Replidyne, Inc. and Adams Respiratory Therapeutics, Inc. Mr. Calhoun received a B.S. in Accounting from the University of Southern California.

Mr. Calhoun brings to the Board experience and skills in finance, management and corporate governance, developed over his career in public accounting and through his service as an audit committee financial expert on various public company boards and his service as a director of other life sciences companies.

Sam Chawla is a non-incumbent nominee to our Board. Mr. Chawla is a Portfolio Manager of Perceptive Advisors LLC, an investment fund focused on the healthcare sector. Mr. Chawla leads Perceptive’s Credit Opportunities Fund. Prior to joining Perceptive Advisors in 2013, Mr. Chawla was a Managing Director at UBS Securities LLC in the Global Healthcare Group, where he led origination and execution of financing and advisory assignments for healthcare companies, with a focus on the diagnostics sector. Mr. Chawla’s investment banking experience centered on strategic advisory including, M&A buy-side and sell-side assignments and financial advisory, including equity and debt capital raises, for both public and private healthcare companies. Prior to joining UBS in September 2010, Mr. Chawla was a Director (from January 2009 to September 2010) and a Vice President (from July 2007 to January 2009) in the Healthcare Investment Banking Group of Credit Suisse LLC, which he original joined as an investment banker in 2002. Mr. Chawla also worked at Bloomberg L.P. and Pelican Life Sciences. Mr. Chawla received an M.B.A. from Georgetown University and a B.A. in Economics from Johns Hopkins University.

Mr. Chawla brings to the Board significant investment banking, mergers and acquisitions, financing and advisory expertise focusing on the healthcare sector, particularly in the diagnostic laboratory industry. Mr. Chawla’s experience and knowledge in these areas are important to the Board’s ability to help guide the Company in evaluating optimal short and long term strategic plans as well as providing insight and guidance in pursing growth through strategic opportunities.

David R. Schreiber is a non-incumbent nominee to our Board. Mr. Schreiber has held a variety of executive positions in the diagnostic laboratory industry for the past 25 years. For the last 12 years, Mr. Schreiber has and continues to consult for private equity firms to assist with their due diligence efforts and served in various interim operating roles for targeted or existing portfolio companies. From 1986 to 1996, Mr. Schreiber was at Quest Diagnostics, initially in a variety of financial roles, his last position being Vice President and General Manager of Quest’s Midwest Region, based in Chicago, Illinois. Following Quest, from 1996 to 2003, Mr. Schreiber was Senior Vice President and Chief Financial Officer of Dianon Systems, a publicly traded specialized pathology company, until Dianon was acquired by LabCorp. Mr. Schreiber was also a member of Dianon’s Board of Directors. Following Dianon, Mr. Schreiber joined the Board of Directors of Specialty Labs, a publicly traded lab company focused on serving the esoteric needs of hospitals. Mr. Schreiber helped lead the turnaround of Specialty Labs which led to its successful sale to Ameripath/Welsh Carson. At the same time, Mr. Schreiber joined and served on the Board of Nanogen, a publicly traded nanotechnology company and also began his consulting career. Mr. Schreiber received a B.S. in Finance and a M.B.A. from Northern Illinois University.

Mr. Schreiber’s broad experience in both leadership and operational roles in the diagnostic laboratory industry, developed over more than 25 years in the diagnostic laboratory industry, and service on the boards of directors of companies in the industry, brings to the Board important skills, knowledge and strategic insights that are quite relevant to the growth and prosperity of the Company.

Michael Serruya has served on our Board since March 2000. Since February 2000, Mr. Serruya has been Chairman of Yogen Fruz World Wide Incorporated, a consumer products company, and from 1995 to February 2000 he was President, Chief Executive Officer and Chairman of Yogen Fruz. He is currently on the board of directors of Jamba, Inc., the holding company of Jamba Juice Company, which is a restaurant retailer of food and beverage offerings and owns and franchises Jamba Juice stores. Mr. Serruya was also a member of the Ontario Jobs and Investment Board, an organization headed up by the Ontario Provincial Government. Mr. Serruya was previously the President and Chief Executive Officer of CoolBrands International Inc., a company that manufactured and marketed frozen novelties, frozen yogurt, ice cream and sorbet products. Mr. Serruya is currently on the board of directors of Swisher Hygiene Inc. Mr. Serruya attended Ryerson Polytechnical Institute.

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Mr. Serruya’s business experience, including a diversified background as an executive and in operational roles in both public and private companies, and as a board member of several public companies, gives him a breadth of knowledge and valuable understanding of our business.

Richard van den Broek has served as a member of our Board since December 2010 and has served as the Managing Partner of HSMR Advisors, LLC, an investment fund focused on the biotechnology industry, since 2004. Mr. van den Broek, also spent ten years as a sell-side analyst covering the biotechnology industry, first at Oppenheimer, then at Merrill Lynch and finally as Managing Director at Hambrecht & Quist. Mr. van den Broek serves on the board of directors of Special Diversified Opportunities Inc. (formerly known as Strategic Diagnostics Inc.) and is a member of its audit committee. Mr. van den Broek also serves as a director of CogState (in Australia) and Pharmacyclics, Inc. and is a member of Pharmacyclics’ audit committee.

Mr. van den Broek’s business and investment experience in the biotechnology industry is valuable to the Board and the Company, given our focus on growth and creating partnerships in various sectors. The Board benefits from Mr. van den Broek’s experience as a director at various companies in our industry, particularly his public company board service for both diagnostics and pharmaceutical companies.

David M. Wurzer has served as a member of our Board since December 2010. Since November, 2009, Mr. Wurzer has served as Managing Director, Investments (November 2009 – October 2012), and as Senior Managing Director, Investments (October 2012 – present) at Connecticut Innovations (“CI”), a quasi−public authority responsible for venture capital technology investing and innovation development, where he is responsible for sourcing, analyzing and managing investments. Prior to joining CI, Mr. Wurzer was a consultant from January 2008 through November 2009 and served as Executive Vice President, Treasurer and Chief Financial Officer of CuraGen Corporation of Branford, Connecticut, from September 1997 through December 2007. From February 1994 until September 1997, Mr. Wurzer served as the Senior Vice President, Treasurer and Chief Financial Officer at Value Health, Inc. Mr. Wurzer is currently a member of the board of directors of Special Diversified Opportunities, Inc. (formerly known as Strategic Diagnostics Inc.) where he has served since February 2010. From July 2010 to December 2012 he also served as a member of the board of directors of DUSA Pharmaceuticals Inc.. Mr. Wurzer is also currently a member of the board of directors of Axerion Therapeutics, Inc., CyVek, Inc., EMME E2MS, NovaTract Surgical, Inc., SmartPay NewCo, LLC, Thetis Pharmaceuticals, LLC, and, ZetrOZ, Inc., which are privately held. Mr. Wurzer previously served on the 454 Life Sciences board of directors from June 2000 through May 2007. Mr. Wurzer received his B.B.A. in Accounting from the University of Notre Dame.

Mr. Wurzer has valuable experience as a director of diagnostics and life sciences companies which we believe is beneficial as a member of our Board. He has over thirty years of financial experience with growth-oriented companies, including direct involvement with raising capital, strategic transactions and mergers and acquisitions, for both start-up companies and publicly-held entities. This experience, coupled with his business and development background, enhances the Board and aids in its continued focus on, and oversight of, the Company’s growth.

Mr. Metzger and Mr. Nusbaum, who are current directors of the Company, are not standing for re-election at the 2013 Annual Meeting.

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GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with RGI, either directly or indirectly. Based upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by The NASDAQ Stock Market: Kirk K. Calhoun, Richard van den Broek and David Wurzer. In addition, our Board has determined that Sam Chawla and David R. Schreiber, both new director nominees, are “independent directors” as defined by The NASDAQ Stock Market:

Board of Directors Meetings and Attendance

Our Board met eight times during the fiscal year ended December 31, 2012, either in person or by teleconference. During 2012, each of our directors attended at least 90% of the aggregate of the number of meetings of the Board and of committees of the Board on which such director served during fiscal year 2012, with the exception of Michael Serruya who attended six out of the eight Board meetings.

Our corporate governance guidelines provide that directors are strongly encouraged to attend the annual meeting of stockholders. All of our directors attended the 2012 annual meeting of our stockholders.

Board Composition

The Board of Directors seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively.

How Directors are Chosen

The Nominating and Governance Committee is responsible for assisting the Board in identifying individuals qualified to become Board members and recommending director nominees to the Board for each annual meeting of stockholders. It is the Nominating and Governance Committee’s policy to consider candidates recommended by stockholders, Company management or any other Board members. All candidate recommendations submitted by stockholders will be considered in the same manner and under the same process as any other candidate recommendations submitted from other sources.

The Nominating and Governance Committee considers the qualifications of candidates based upon its charter and the Company’s corporate governance guidelines. The Nominating and Governance Committee selects individuals as director nominees who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who would be most effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of the stockholders, and all other factors it considers appropriate. Members of the Board may recommend potential candidates to the Board for consideration. The Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates. However, the Nominating and Governance Committee believes that having diversity amongst Board members enhances the Board’s ability to make fully informed, comprehensive decisions and demonstrates leadership with respect to the Company’s initiatives to recruit and retain the best employees. As a result, the Nominating and Governance Committee believes that the Board should be comprised of a well-balanced group of individuals with diverse backgrounds, experiences, ages, races, genders and national origins as well as differences of viewpoint, professional experience, financial, business, academic, public sector and other expertise, education, skill and other individual qualities and attributes that contribute to board heterogeneity. The Nominating and Governance Committee has authority to retain search firms to assist in identifying and evaluating director candidates and to approve fees and retention terms for such advisors. After conducting an initial evaluation of a candidate, the Nominating and Governance Committee may interview that candidate if it believes the candidate might be suitable to be a director and may also ask the candidate to meet with other directors and members of management. If the Nominating and Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate’s election.

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Leadership Structure

Chairman and Chief Executive Officer

The Board does not have a prescribed policy on whether the roles of the Chairman of the Board and the Chief Executive Officer should be separate or combined. The Board periodically evaluates its leadership structure to determine what it believes is the optimal structure at any point in time.

Mr. Bologna currently serves as the Chairman of the Board and Chief Executive Officer. In these roles, Mr. Bologna has the principal authority for supervising the business and affairs of the Company, and is responsible generally for assuring that policy decisions of the Board are implemented as adopted. As the Chairman, Mr. Bologna provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Chairman is also responsible for chairing Board meetings and setting the agenda for these meetings. Each director also may suggest items for inclusion on the agenda and may raise at any Board meeting subjects that are not on the agenda for that meeting.

We believe that our current leadership structure is appropriate for the Company, in that the combined role of Chairman and Chief Executive Officer promotes unified leadership and direction, allowing for a single, clear focus for management to execute the Company’s strategy and business plan while contributing to a more efficient and effective Board.

Lead Director

The Lead Director primarily serves as a liaison between the Board and Chief Executive Officer, assisting the Board to maintain an open and active communication with the Chief Executive Officer. The Lead Director also facilitates board discussions, including helping directors reach consensus, and keeping Board matters on track. The Lead Director has the authority to call executive sessions and to preside over executive sessions and any other meeting of the Board at which the Chief Executive Officer is not present.

Committees

Our Board has three standing committees, each of which is comprised solely of independent directors with a different committee chair, each as described below. In addition, in its discretion, the Board may authorize and appoint special committees with such duties and powers as are deemed necessary and appropriate by the Board. For example, in connection with the consideration of financing transactions in 2011 and 2012, our Board formed a Special Financing and Strategy Committee authorized to make recommendations to the Board with regard to financing alternatives and proposals. We believe that experienced independent directors, separate committee chairs and, where necessary, special committee support provide an effective leadership structure for the Company.

Oversight of Risk Management

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. It is the Board’s responsibility to oversee management in this effort. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. In exercising its oversight, the Board has allocated some areas of focus to its committees and has retained areas of focus for itself, as described below. The Audit Committee regularly reviews financial risk, such as accounting, finance, internal controls and other risk management functions. The Nominating and Governance Committee considers risks related to succession planning and oversees the appropriate allocation of responsibility for risk oversight among the committees of the Board. The Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements and has determined that the Company’s compensation programs are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee also reviews compensation and benefits plans affecting employees in addition to those applicable to executive officers. Oversight responsibility for compliance risk is shared among the Board committees. The full Board considers strategic risks and opportunities and regularly receives detailed reports from the committees regarding risk oversight in their areas of responsibility.

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Communications Between Stockholders and Board of Directors

Generally, stockholders who have questions or concerns should contact our Corporate Headquarters to the attention of Kevin R. Harris, Vice President and Chief Financial Officer, at (323) 224-3900. However, any stockholder who wishes to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions to the Board members via e-mail at RGDX@openboard.info. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and solicitations or advertisements, may be excluded. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Board Committees

In order to fulfill its responsibilities, our Board has delegated certain authority to its committees. Currently, there are three standing committees: audit committee, compensation committee and nominating and governance committee.

A brief description of each of the Board committees and their functions is described below. Additional information about the committees can be found in the committee charters, which are available on the Investor Relations section of our website at www.responsegenetics.com. Printed copies of these charters may be obtained without charge by writing to the Corporate Secretary.

Our Board has determined that all of the members of each of the Board’s three standing committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A−3 under the Securities and Exchange Act of 1934.

Audit Committee

Our audit committee’s responsibilities include:

•	assisting the Board in monitoring the integrity of the financial statements of the Company and financial reporting procedures and the Company’s compliance with legal and regulatory requirements;

•	approving and retaining the independent registered public accounting firm to conduct the annual audit of our books and records and informing the Board of any significant accounting matters, including accounting policies;

•	reviewing management’s accounting for the Company’s financial results and reviewing the timeliness and adequacy of the reporting of those results and related judgments;

•	reviewing the proposed scope and results of the audit;

•	reviewing and pre−approving the independent registered public accounting firm’s audit and non−audit services rendered;

•	approving the audit fees to be paid;

•	reviewing accounting and financial controls with the independent registered public accounting firm and our financial and accounting staff;

•	reviewing and approving transactions between us and our directors, officers and affiliates;

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•	recognizing and preventing prohibited non−audit services by the Company’s independent registered accounting firm;

•	overseeing internal audit functions and inquiring into the audits of the Company’s books made internally and by the outside independent registered public accounting firm;

•	reviewing the performance of the audit committee;

•	establishing procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls, and for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

•	reviewing and reporting to the Board on the Company’s management of its financial resources; and

•	preparing the report of the audit committee that SEC rules require to be included in our annual meeting proxy statement.

The current members of our audit committee are Mr. Calhoun, Mr. Nusbaum and Mr. Wurzer. As Mr. Nusbaum will not be standing for re-election to the Board, the Board will fill the vacancy that will be created on the committee with an independent director after the 2013 Annual Meeting. Mr. Calhoun, who chairs the committee, is an independent director who has been determined by our Board to be an audit committee financial expert. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Calhoun’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Calhoun any duties, obligations or liability that are greater than are generally imposed on him as a member of the audit committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the audit committee or the Board. Our audit committee met seven times during 2012.

A copy of the audit committee’s written charter is publicly available on our website at www.responsegenetics.com.

Compensation Committee

Our compensation committee is composed of three members and is authorized to:

•	review and recommend the compensation arrangements for management, including the compensation for our chief executive officer;

•	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•	administer our stock incentive plans; and

•	prepare the report of the compensation committee that SEC rules require to be included in our annual meeting proxy statement.

The compensation committee has adopted a combination of compensation elements in order to further our compensation goals. The elements include: (i) base salary, (ii) annual incentive bonus compensation based upon individual and corporate performance and (iii) long−term incentive compensation in the form of equity participation. In furtherance of our compensation objectives, the compensation committee also considers publicly available compensation data for directors and management, provided by our compensation consultant, Vivient Consulting LLC. In addition, the compensation committee considers the recommendation of our chief executive officer with respect to the appropriate compensation of our other executive officers.

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The current members of our compensation committee are Mr. Calhoun, Mr. van den Broek, and Mr. Wurzer, who chairs the committee. Our compensation committee met four times during 2012.

A copy of the compensation committee’s written charter is publicly available on our website at www.responsegenetics.com.

Nominating and Governance Committee

Our nominating and governance committee is composed of three members and is authorized to:

•	seek and identify individuals qualified to become Board members, and review and recommend possible candidates for Board membership, taking into account such criteria as independence, skills, diversity, occupation and experience in the context of the needs of the Board;

•	review the structure of the Board, its committees and overall size;

•	recommend for Board approval assignments of Board members to committees and selection of Board committee chairs;

•	oversee the implementation of the Code of Business Conduct and Ethics and monitor compliance with the Code;

•	determine a schedule for regular executive sessions of the Board in which non−management directors meet without management participation;

•	develop and recommend to the Board corporate governance principles applicable to our company;

•	oversee the process of succession planning for management;

•	review and maintain oversight of matters relating to the independence of Board and committee members;

•	review the performance of the nominating and governance committee; and

•	oversee the annual performance evaluation of the Board and management.

The members of our nominating and governance committee are Mr. Nusbaum, Mr. Metzger and Mr. van den Broek. Mr. Nusbaum chairs the committee. As Mr. Nusbaum and Mr. Metzger will not be standing for re-election to the Board, the Board will fill the vacancy that will be created on the committee with independent directors after the 2013 Annual Meeting. Our nominating and governance committee met two times during 2012.

A copy of the nominating and governance committee’s written charter is publicly available on the Company’s website at www.responsegenetics.com.

Report of Audit Committee

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The NASDAQ Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.responsegenetics.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of BDO USA, LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2012, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with management and BDO USA, LLP, our independent registered public accounting firm;

•	Discussed with BDO USA, LLP the matters required to be discussed by Statement on Auditing Standards No. 90, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and

•	Received written disclosures and the letter from BDO USA, LLP regarding its independence as required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T. The Audit Committee further discussed with BDO USA, LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

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Based on the Audit Committee’s review of the audited financial statements and discussions with management and BDO USA, LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10−K for the fiscal year ended December 31, 2012 for filing with the SEC.

Members of the Response Genetics, Inc.
Audit Committee on March 27, 2013
Kirk K. Calhoun
Gary Nusbaum
David Wurzer

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and any persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms and written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors and executive officers have been complied with during 2012.

Corporate Code of Conduct and Ethics

We have adopted a Corporate Code of Conduct and Ethics that applies to all of our officers, directors and employees, including our Chief Executive Officer and Chief Financial Officer. The Code is available on the investor relations page of our website at www.responsegenetics.com. In the event that we have any amendments to or waivers from any provision of the Code applicable to our Chief Executive Officer or Chief Financial Officer, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K by posting such information on our website.

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Director Compensation

The following table shows the total compensation paid or accrued to each of our non-employee directors during the fiscal year ended December 31, 2012.

	Fees Earned $ (1)	Option Awards $ (2)	Total
Kirk. K. Calhoun (3)	$49,000	$14,712	$63,712
Michael A. Metzger (6)	$32,500	$14,712	$47,212
Gary D. Nusbaum (4)	$35,000	$14,712	$49,712
Michael Serruya (5)	$20,000	$14,712	$34,712
Richard van den Broek (6)	$32,250	$14,712	$46,962
David M. Wurzer (6)	$39,250	$14,712	$53,962

(1)	A full description of all fees paid to our directors is provided below. The cash portion of fees paid represent either a 100% of the annual retainer and 100% of the committee retainer fees described below or a prorated portion of the annual retainer and the committee retainer fees described below, based on time served.

(2)	This column represents the aggregate grant date fair value of stock options granted to our directors in 2012, determined under FASB ASC Topic 718, Compensation — Stock Compensation. Assumptions used in the calculation of these amounts are included in Note 7 to our financial statements for the year ended December 31, 2012.

(3)	The aggregate number of stock options outstanding for this director as of 12/31/12 was 84,938.

(4)	The aggregate number of stock options outstanding for this director as of 12/31/12 was 84,688.

(5)	The aggregate number of stock options outstanding for this director as of 12/31/12 was 66,000.

(6)	The aggregate number of stock options outstanding for this director as of 12/31/12 was 54,500.

On July 30, 2012, the Board voted to keep the annual cash retainer portion of non-employee directors’ compensation the same as it was in 2011. On April 12, 2011, the Board revised its compensation policy to move from a retainer and committee fees program to a fixed annual retainer and committee retainer Board compensation policy. Under the terms of this policy, each of our non-employee directors will receive the following, as applicable:

Annual Retainer	$20,000
Additional Annual Retainers:
Chairman of the Board or Lead Director	$10,000
Audit Committee Chairman	$10,000
Audit Committee Non-Chairman Member	$5,000
Compensation Committee Chairman	$8,000
Compensation Committee Non-Chairman Member	$4,000
Nominating and Governance Committee Chairman	$5,000
Nominating and Governance Committee Non-Chairman Member	$2,500
Finance and Strategy Committee Chairman	$10,000
Finance and Strategy Committee Non-Chairman Member	$5,000

In addition, on the date on which a director commences service on our Board, he or she will receive an option to purchase 20,000 shares of our common stock at an exercise price not less than the fair market value of our common stock on the date of grant. All directors also receive an annual grant of options to purchase 20,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant.

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position Held with the Company
Thomas A. Bologna	65	Chairman of the Board, Chief Executive Officer
Stephanie H. Astrow	52	Vice President, Research & Development
Kevin R. Harris	44	Chief Financial Officer
Adanech Getachew	36	General Counsel

The following is a brief summary of the background of each of our current executive officers. There are no family relationships among any of the executive officers.

Thomas A. Bologna has been our Chief Executive Officer since December 2011. Please see his biography in the section above regarding the Board.

Stephanie H. Astrow, Ph.D., MBA, has served as our Vice President of Research and Development since March 2012. From December 2008 until she joined the Company, Dr. Astrow was Scientific Director for Oncology at Quest Diagnostics, the largest global provider of diagnostic testing. At Quest, Dr. Astrow played a key role in expanding the business by introducing new assays and services, as well as coordinating development strategy for companion diagnostics with key pharmaceutical companies. Prior to joining Quest, Dr. Astrow served as Vice President and Director of Oncology at Pathway Diagnostics for five years. Dr. Astrow joined Pathway Diagnostics after spending over 5 years with IMPATH, Inc., where she held a variety of positions including Vice President, Scientific Director of IMPATH Predictive Oncology, a wholly-owned subsidiary. Dr. Astrow received a Bachelor of Arts in Biology and Medicine at Brown University and her Ph.D. in Molecular and Cell Biology from the University of California, Berkeley. She also holds a Masters of Business Administration from Pepperdine University.

Kevin R. Harris has served as our Vice President and Chief Financial Officer since June 12, 2013 and served as our Interim Chief Financial Officer from August 2012 to June 12, 2013. Mr. Harris served as Chief Financial Officer and a director of CyberDefender Corporation from 2009 until August 2012 (and as interim Chief Executive Officer from August 2011 until August 2012) and as Chief Operating Officer of Statmon Technologies Corp. from 2004 to 2009. He began his career at KPMG Peat Marwick as a senior auditor. Mr. Harris’s other professional experience includes serving as Head of Production, Finance at PolyGram Television, Director of Corporate Financial Planning at Metro-Goldwyn-Mayer Studios and Senior Vice President of Finance at RKO Pictures. Mr. Harris earned a Bachelor of Science in Business Administration from California State University, San Bernardino and is a Certified Public Accountant in the State of California.

Adanech Getachew, who joined the Company in June 2012 on a part time basis, serves as our General Counsel. Ms. Getachew is an attorney in private practice in New York, New York. Since January 2011, Ms. Getachew has represented corporate and commercial clients through her affiliation with Berger Legal LLC, a boutique virtual law firm based in Ridgefield, Connecticut. Previously, from August 2005 to October 2010, Ms. Getachew was an associate at Willkie Farr & Gallagher LLP in New York, New York where her practice focused on corporate and securities laws. Ms. Getachew has her B.A. from the University of the Pacific and her J.D. from the University of California, Hastings College of the Law.

Executive Compensation

The following table shows the total compensation awarded to, earned by, or paid to (i) our Chief Executive Officer (our Principal Executive Officer), (ii) each of our next two most highly compensated executive officers, other than our Chief Executive Officer, who served as an executive officer at December 31, 2012 and whose total compensation exceeded $100,000, and (iii) two individuals for whom disclosure would have been required but who were not serving as executive officers on December 31, 2012 (collectively, our “named executive officers”) during the last two completed fiscal years.

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Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total
Thomas A. Bologna	2012	$553,708	$4,204	$0	$147,140	$172,577	$877,629
Chief Executive Officer	2011	$0	$0	$234,900	$651,000	$0	$885,900
Stephanie H. Astrow	2012	$185,692	$0	$0	$144,155	$0	$329,847
Vice President, R&D
Denise McNairn (4)	2012	$137,500	$168,000	$0	$0	$33,000	$338,500
Former Vice President, General Counsel & Secretary	2011	$272,000	$170,000	$0	$111,575	$44,817	$598,392
David O’Toole (5)	2012	$205,700	$85,000	$0	$0	$33,000	$323,700
Former Vice President, Chief Financial Officer	2011	$275,000	$135,000	$0	$90,705	$6,374	$507,079

(1)	This column represents the aggregate grant date fair value of restricted common stock granted to our named executive officers in each of 2011 and 2012, determined under FASB ASC Topic 718, Compensation – Stock Compensation. Assumptions used in the calculation of these amounts for 2012 are included in Note 7 to our financial statements for the year ended December 31, 2012.

(2)	This column represents the aggregate grant date fair value of stock options granted to our named executive officers in each of 2012 and 2011, determined under FASB ASC Topic 718, Compensation — Stock Compensation. Assumptions used in the calculation of these amounts for 2012 are included in Note 7 to our financial statements for the year ended December 31, 2012.

(3)	These include all other compensation such as payment to executives for unused paid time off and life insurance premiums, legal costs and a gross-up payment for taxes of $142,587 pursuant to Mr. Bologna’s employment agreement.

(4)	Ms. McNairn resigned from the Company effective June 8, 2012.

(5)	Mr. O’Toole ceased to serve as Vice President and Chief Financial Officer of the Company on August 15, 2012.

Thomas A. Bologna Employment Agreement

In connection with Mr. Bologna’s appointment as the Company’s Chief Executive Officer, the Company and Mr. Bologna entered into an employment agreement with an initial term of three years, subject to either party’s right to terminate the agreement for any reason. Pursuant to the employment agreement, Mr. Bologna is entitled to a minimum annual base salary of $558,000, an annual incentive bonus opportunity, a Company-funded $2 million life insurance policy, reimbursement of certain legal expenses incurred in connection with negotiating the agreement, reimbursement for reasonable living and travel expenses including travel between Mr. Bologna’s east coast residences and the Company’s main office in Los Angeles and Mr. Bologna’s temporary living expenses while in Los Angeles and customary health and welfare benefits. Mr. Bologna is also entitled to a tax gross-up payment with respect to any tax liability Mr. Bologna incurs related to reimbursement of his travel and living expenses, including any taxes payable on the gross-up payment itself.

Pursuant to the employment agreement, and in reliance on NASDAQ Listing Rule 5636(c), on December 21, 2011, the Company granted Mr. Bologna (i) a stock option to purchase 600,000 shares of the Company’s common stock, which vests monthly over 36 months from the date of grant, subject to his continued employment with the Company, (ii) a stock option to purchase 300,000 shares of the Company’s common stock, which vests in two equal installments on the first day of the 18th and 36th calendar months from the date of grant, subject to his continued employment with the Company, or if earlier, the date on which the 30-day trailing average closing price of the Company’s common stock equals or exceeds $1.80, and (iii) 270,000 shares of restricted common stock of the Company, which vest on the date on which the 30-day trailing average closing price of the Company’s common stock equals or exceeds $2.40. The exercise price of the stock options is $1.20 per share—the closing price of the Company’s common stock on the day prior to the date of grant.

Upon a termination of employment by the Company without “cause,” by Mr. Bologna for “good reason,” due to Mr. Bologna’s death or disability, or in connection with a non-renewal of the employment agreement, Mr. Bologna will be entitled to receive the following severance benefits, subject to his execution of a release of claims against the Company and continued compliance with certain restrictive covenants that survive a termination of employment: a cash severance benefit equal to 1.5 times the sum of his base salary and highest annual bonus received in the preceding three years, a prorated target bonus for the year of termination (based on the number of days which has elabsed in the calendar year through the date of termination), twenty-four months of additional vesting credit with respect to his stock options and up to five years in which to exercise such stock options, and three years of continued health and dental benefits for him and his dependents. If Mr. Bologna voluntarily resigns without “good reason” after six months of continued employment, he will be entitled to a portion of the cash severance benefits described above, as well as the continued health and dental coverage.

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Upon a change in control of the Company (as defined in the employment agreement), all of Mr. Bologna’s stock options and restricted stock awards will vest in full, and Mr. Bologna will have up to five years in which to exercise such stock options. In addition, Mr. Bologna will be entitled to a tax gross-up payment for all excise taxes incurred by him as a result of receiving any “parachute payments” (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended) in connection with such change in control.

Mr. Bologna’s employment agreement also contains customary confidentiality, assignment of inventions, non-competition, non-solicitation, and non-disparagement obligations.

Stephanie H. Astrow Employment Agreement

We entered into an employment agreement with Stephanie H. Astrow on March 26, 2012 pursuant to which Dr. Astrow serves as Vice President, Research and Development of the Company. The agreement, which had an initial term of one year, automatically renews for an additional one year period on each subsequent anniversary of the agreement unless notice of non-renewal is given by either the Company or Dr. Astrow to the other at least sixty days prior to such anniversary date. Pursuant to the employment agreement, Dr. Astrow is entitled to a minimum annual base salary of $250,000 and is eligible for an annual bonus of up to 35% of her base salary based upon (a) the Company’s attainment of certain performance targets, as determined by the Chief Executive Officer and approved by the Board, and (b) Dr. Astrow meeting personal performance objectives as reasonably determined by the Company for the applicable fiscal year. Dr. Astrow was also granted an option to purchase 110,000 shares of the Company’s common stock, which vests monthly over 48 months from the date of grant and is eligible to participate in the Company’s equity-based incentive plans.

Upon a termination of employment by the Company without “cause,” or by Dr. Astrow for “good reason” (each as expressly defined in the agreement), Dr. Astrow, subject to her signing a release of claims against the Company, will be entitled to receive a severance benefit of nine months of her then-current base salary, plus a prorated portion of her annual bonus, payable in a lump sum or in installments, as determined by the Company in its sole discretion, provided that if Dr. Astrow is terminated by the Company without “cause” or resigns from employment as a result of a material diminution of her duties or material reduction of her compensation and benefits within a twenty-four month period following a change of control, Dr. Astrow will be entitled to receive a severance benefit of eighteen months of her then-current base salary plus one and one-half times her prorated annual bonus.

Upon a change in control of the Company (as defined in the employment agreement), all of Dr. Astrow’s stock options will vest in full, and Dr. Astrow will have up to two years in which to exercise such stock options. In addition, to the extent that any payments Dr. Astrow would be entitled to receive would constitute “parachute payments” (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended), the aggregate amount of such payments would be reduced such that no portion of the payments (after reduction) would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended.

Dr. Astrow’s employment agreement also contains customary confidentiality, non-competition and non-solicitation obligations.

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David O’Toole Employment Agreement

David O’Toole, our former Vice President and Chief Financial Officer, was subject to an employment agreement with the Company, dated as of May 3, 2010. Pursuant to the agreement, Mr. O’Toole was eligible to earn an annual bonus of up to 35% of his base salary based upon our meeting certain performance targets and his meeting personal objectives as agreed upon with the Chief Executive Officer and approved by the Board. Mr. O’Toole’s employment with the Company terminated on August 15, 2012. Upon his termination of employment, Mr. O’Toole was eligible to receive payment for all then-accrued and unused paid time off in accordance with the Company’s paid time off policy and applicable law. The agreement also contains customary covenants regarding confidentiality, assignment of inventions and non-solicitation that survive his termination of employment.

Denise McNairn Employment Agreement

Denise McNairn, our former Vice President and General Counsel and Interim Chief Executive Officer from July 22, 2011 to December 21, 2011, was subject to an employment agreement with the Company, dated as of February 20, 2007, which was amended on May 29, 2007, and September 10, 2010. Pursuant to the agreement, Ms. McNairn was eligible to earn an annual bonus of up to 35% of her base salary based upon our meeting certain performance targets and her meeting personal objectives as agreed upon with the CEO and approved by the Board. Ms. McNairn resigned from the Company on June 8, 2012. Upon her termination of employment, Ms. McNairn was eligible to receive payment for all then-accrued and unused paid time off in accordance with the Company’s paid time off policy and applicable law. The agreement also contains customary covenants regarding confidentiality, assignment of inventions and non-solicitation that survive her termination of employment.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and restricted stock awards held by our named executive officers on December 31, 2012.

		Option Awards				Stock Award
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Thomas A. Bologna	12/21/11(1)	200,000	400,000	1.20	12/21/21
	12/21/11(2)	300,000		1.20	12/21/21
						270,000	(3)	$375,300	(3)
	07/30/12(4)		200,000	1.16	07/30/22
Stephanie H. Astrow	03/27/12(4)	20,625	89,375	2.04	03/27/22
	07/30/12(4)	1,667	14,333	1.16	07/30/22

(1)	These options vest monthly over the three-year period following the date of grant.

(2)	These options vest in two equal installments on June 1, 2013, and December 1, 2014, or if earlier, the date on which the 30-day trailing average closing price of the Company’s common stock equals or exceeds $1.80.

(3)	These shares of restricted stock vest on the date on which the 30-day trailing average closing price of the Company’s common stock equals or exceeds $2.40. The value of the award at year end is based on the closing price of the Company’s common stock of $1.39 on December 31, 2012, the final trading day of calendar year 2012.

(4)	These options vest monthly over the four-year period following the date of grant.

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Equity Compensation Plan Information

The table below sets forth certain information as of December 31, 2012 about the Company’s Common Stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans:

Securities Authorized For Issuance Under Equity Compensation Plans

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,749,310	$2.12	1,620,690
Equity compensation plans not approved by security holders	1,170,000	$1.20	—
Total	2,919,310	$2.01	1,620,690

Securities Authorized For Issuance Outside of Equity Compensation Plans

Thomas A. Bologna Employment Agreement

In connection with Mr. Bologna’s appointment as the Company’s Chief Executive Officer, the Company and Mr. Bologna entered into an employment agreement. Pursuant to the employment agreement, and in reliance on NASDAQ Listing Rule 5636(c), on December 21, 2011, the Company granted Mr. Bologna (i) a stock option to purchase 600,000 shares of the Company’s common stock, which vests monthly over 36 months from the date of grant, subject to his continued employment with the Company, (ii) a stock option to purchase 300,000 shares of the Company’s common stock, which vests in two equal installments on the first day of the 18th and 36th calendar months from the date of grant, subject to his continued employment with the Company, or if earlier, the date on which the 30-day trailing average closing price of the Company’s common stock equals or exceeds $1.80, and (iii) 270,000 shares of restricted common stock of the Company, which vest on the date on which the 30-day trailing average closing price of the Company’s common stock equals or exceeds $2.40. The exercise price of the stock options is $1.20 per share - the closing price of the Company’s common stock on the day prior to the date of grant.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT PUBLIC ACCOUNTING FIRM

(Notice Item 2)

The Audit Committee has appointed BDO USA, LLP, independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2013. The Board proposes that the stockholders ratify this appointment. BDO USA, LLP audited our financial statements for the fiscal year ended December 31, 2012. We expect that representatives of BDO USA, LLP will be present at the 2013 Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Services And Fees

The professional services provided by BDO USA, LLP and the aggregate fees for those services rendered during the years ended December 31, 2012 and 2011 were as follows:

	2012	2011
Audit Fees	$312,922	$192,524
Audit Related Fees	10,863	—
Tax Fees	$23,165	$16,590
All Other Fees	—	—
Total	$346,950	$209,114

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.	Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.	Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.	Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

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The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders fail to ratify the appointment, the Audit Committee will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent public accountants.

Board Recommendation

The Board recommends that you vote FOR Proposal 2 to ratify the appointment of BDO USA, LLP as the Company’s independent public accountants for the fiscal year ended December 31, 2013.

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PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

(Notice Item 3)

The Proposal

As required by Rule 14a-21(a) of the Securities Exchange Act of 1934, we are providing our stockholders with the opportunity to express their views on our named executive officers’ compensation by casting their vote to approve the compensation paid to our named executive officers on this Proposal 3. This non-binding, advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this proxy statement.

Our executive compensation program, which is described in detail in the “Executive Officers and Executive Compensation” section beginning on page 19, is designed to balance the goals of attracting and retaining talented executives who are motivated to achieve our annual and long-term strategic goals while keeping the program affordable and appropriately aligned with stockholder interests. We believe that our executive compensation program accomplishes these goals in a way that is consistent with our purpose and core values and the long-term interests of the Company and its stockholders.

Although the vote on this Proposal 3 regarding the compensation of our named executive officers is not binding, we value the opinions of our stockholders and will consider the result of the vote when determining future executive compensation arrangements.

If this Proposal 3 is approved, our stockholders will be approving the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402(q) through (m) of Regulation S-K, including the compensation tables and narrative discussion, in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders, is hereby approved.

Vote Required for Approval

The compensation paid to our named executive officers will be considered approved if a majority of the votes cast by stockholders in person or via proxy with respect to this matter are cast in favor of the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal. This Proposal 3 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares for the proposal, your shares will not be counted as votes cast for the proposal and will have no effect on the outcome of this Proposal 3.

Board Recommendation

The Board recommends that you vote FOR this Proposal 3.

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PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

(Notice Item 4)

The Proposal

As described in Proposal 3 above, our stockholders are being provided the opportunity to cast a non-binding, advisory vote on the compensation paid to the Company’s named executive officers.

This Proposal 4, which is required by Rule 14a-21(b) of the Securities Exchange Act of 1934, provides stockholders with an opportunity to cast a non-binding, advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers. Under this Proposal 4, stockholders may vote in favor of holding this advisory vote every year, every two (2) years or every three (3) years beginning with the 2014 annual meeting of stockholders or the stockholders may choose to abstain.

After careful consideration, our Board recommends that the advisory vote by our stockholders on executive compensation be held every three (3) years.

In formulating its recommendation, our Board believes that giving our stockholders the right to cast an advisory vote on the compensation of our named executive officers every three (3) years will be a good corporate governance practice and is in the best interests of our stockholders, allowing our stockholders to provide us with direct input on our executive compensation philosophy, policies and practices. In addition, we believe that a triennial advisory vote reflects the appropriate time frame to evaluate the results of the most recent advisory vote on executive compensation, to discuss the implications of that vote with stockholders, to develop and implement any adjustments to our executive compensation programs, and for stockholders to see and evaluate the Compensation Committee’s actions in context.

Although non-binding, our Board and the Compensation Committee of the Board will carefully review the voting results. Notwithstanding our Board’s recommendation and the outcome of the stockholder vote, our Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to our compensation programs and policies.

Vote Required for Approval

If the majority of the votes cast by stockholders present in person or by proxy are cast in favor of a particular frequency alternative (whether every year, every two (2) years or every three (3) years), such frequency will be considered to be the recommendation of the stockholders on the advisory vote regarding the frequency of future advisory votes on the compensation paid to our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Board Recommendation

The Board recommends that you vote “3 YEARS” for this Proposal 4.

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RELATED PARTY TRANSACTIONS

The Board of Directors has adopted a written policy requiring that any transaction involving the Company in which one of our directors, executive officers, or greater than five percent shareholders, or the immediate family members of any of the foregoing persons, has a direct or indirect material interest (a “related party transaction”), be approved or ratified by a majority of the full Board or by a designated committee of the Board.

The Board has designated the Audit Committee as having responsibility for reviewing and approving, in advance, all such transactions. In determining whether to approve or ratify any such transaction, the Audit Committee must consider, in addition to other factors deemed appropriate, whether the transaction is in the best interests of the Company and is on terms comparable to those involving unrelated parties. No member of the Audit Committee may participate in any review, approval or ratification of any related party transaction if he or she, or his or her immediate family member, has a direct or indirect material interest in the transaction.

There have been no related party transactions between January 1, 2012 and the date of filing of this proxy statement, and there is currently no proposed transaction involving the Company that would constitute a related party transaction.

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OTHER MATTERS

Expenses of Solicitation

We will pay the cost of soliciting proxies and the expenses incurred in connection with preparing and distributing the proxy statement, its enclosures and additional soliciting materials. We will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares. In addition to the solicitation of proxies by mail, our officers or our other representatives may also solicit proxies by telephone, facsimile, Internet or in person.

Other Business Presented at the 2013 Annual Meeting

The Board knows of no other business which will be presented at the 2013 Annual Meeting. If any other business is properly brought before the 2013 Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Stockholder Proposals and Nominations for Director

To be considered for inclusion in the proxy statement relating to our 2014 annual meeting, stockholder proposals must be received no later than 120 days prior to the date that is one year from this year’s mailing date; provided, however, that in the event the 2014 annual meeting is more than 30 days before or more than 30 days after the anniversary date of the 2013 Annual Meeting, the deadline for receipt of stockholders proposals shall be a reasonable time before the Company begins to print and send its proxy materials relating to the 2014 annual meeting. To be considered for presentation at the 2014 annual meeting, although not included in the proxy statement, proposals and director nominations must be received no earlier than 75 days prior to the date that is one year from this year’s mailing date and no later than 45 days prior to the date that is one year from this year’s mailing date; provided, however, that in the event that the date of the 2014 annual meeting is more than 30 days before or more than 30 days after the anniversary date of the 2013 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to the 2014 annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of the 2014 annual meeting is first made by the Company. Proposals and nominations that are not received in a timely manner will not be voted on at the 2014 annual meeting. All stockholder proposals and director nominations should be marked for the attention of Kevin R. Harris, Vice President and Chief Financial Officer, 1640 Marengo Street, 6th Floor, Los Angeles, California 90033.

Future Proxy Materials and Annual Reports

Stockholders may elect to receive future proxy statements and annual reports in the mail or over the Internet. If you are a stockholder of record, you can choose these options for future proxy statements and annual reports by following the instructions in the Notice of Internet Availability or by notifying our transfer agent, American Stock and Transfer Company, in writing or orally: email: infor@amstock.com; website: http://www.amstock.com/proxyservices/requestmaterials.asp; telephone: 888-Proxy-NA (888.776.9962) or 718.921.8562 (for international callers). If you hold your shares through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to receive future proxy statements and annual reports through the mail or over the Internet.

If you choose to view future proxy statements and annual reports only over the Internet, next year you will receive a notice with instructions containing the Internet address of those materials. If you choose to receive future proxy statements and annual reports, you will receive printed copies of all proxy materials. Your choice will remain in effect indefinitely until you give notification otherwise by following the instructions to be provided.

2013 Annual Meeting Proxy Materials Results

Copies of this proxy statement and related proxy materials may be found on our website at www.responsegenetics.com. We intend to publish final results from the 2013 Annual Meeting in a Current Report on Form 8-K, which will be filed with the SEC within four (4) business days from the 2013 Annual Meeting, or as amended thereafter. You may obtain a copy of this and other reports free of charge from the SEC at (800) 732-0330 or http://www.sec.gov.

Los Angeles, California
October 8, 2013

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Our Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2012 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.responsegenetics.com and is available in paper form to beneficial owners of our common stock without charge upon written request to Kevin R. Harris, Vice President and Chief Financial Officer, 1640 Marengo St., 6th Floor, Los Angeles, California 90033.

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